UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2017

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2017, FS Investment Corporation (the “Company”) issued a press release (the “Press Release”) providing an overview of its operating results for the quarter ended June 30, 2017.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 9, 2017, in the Press Release, the Company announced a regular cash distribution of $0.22275 per share, which will be paid on or about October 3, 2017 to stockholders of record as of the close of business on September 20, 2017. The Company also announced that, subject to market conditions, the Company’s board of directors currently intends to reduce the regular cash distribution for the fourth quarter and subsequent quarters to $0.19 per share and to make a special distribution in the fourth quarter of 2018 that equates to the cumulative amount, if any, of net investment income earned during the twelve months following October 1, 2017 that is in excess of $0.76 per share.

Additionally, the Company announced that FB Income Advisor, LLC, the investment adviser to the Company (“FB Advisor”), has agreed, effective October 1, 2017 and through September 30, 2018, to (a) waive a portion of the base management fee to which it is entitled under the amended and restated investment advisory agreement between FB Advisor and the Company, dated as of July 17, 2014 (the “Investment Advisory Agreement”), so that the fee received equals 1.50% of the average value of the Company’s gross assets and (b) continue to calculate the subordinated incentive fee on income to which it is entitled under the Investment Advisory Agreement as if the base management fee was 1.75% of the average value of the Company’s gross assets.

The Press Release is incorporated herein by reference.

The Company will make available under the “Presentations and Reports” page within the “Investor Relations” section of the Company’s website (www.fsinvestmentcorp.com) a presentation providing an overview of the Company’s operating results for the quarter ended June 30, 2017 in advance of its previously announced August 10, 2017 conference call.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Company’s operating area, and the price at which shares of common stock may trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated August 9, 2017.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	August 9, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated August 9, 2017.